SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 26, 2001


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-13, Mortgage Pass-Through Certificates, Series
                                   2001-13).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


  Delaware                             333-51332                  95-4596514
(State of Other Jurisdiction         (Commission              (I.R.S. Employer
 of Incorporation)                    File Number)          Identification No.)


              4500 Park Granada
              Calabasas, California                       91302
            (Address of Principal                      (Zip Code)
              Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240

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Item 5.       Other Events.
----          ------------

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-13, Goldman, Sachs & Co. ("Goldman"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Goldman Computational Materials") for distribution to its potential investors. Although the Company provided Goldman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Goldman Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Goldman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 26, 2001.



* ________
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated June 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-13.

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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1     Goldman Computational Materials filed on Form SE dated June 26, 2001

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                                   Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.




                                       By: / s / Celia Coulter
                                           -------------------------
                                       Celia Coulter
                                       Vice President


Dated:  June 27, 2001

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                                 Exhibit Index



Exhibit                                                                   Page

99.1 Goldman Computational Materials filed on Form SE dated June 26, 2001.    6

                                 EXHIBIT 99.1

         Goldman Computational Materials filed on Form SE dated June 26, 2001.